Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 12 – Income Taxes

The Company files tax returns in U.S. Federal, state and local jurisdictions, including California and North Carolina, and has tax returns subject to examination by tax authorities beginning in the year ended December 31, 2008.

The income tax provision (benefit) consists of the following:

	For The Years Ended
	December 31,
	2011	2010
Federal
Current	$–	$–
Deferred	(1,655,911)	(1,194,485)

State and local
Current	–	–
Deferred	(292,220)	(210,791)
	(1,948,131)	(1,405,276)
Change in valuation allowance	1,948,131	1,405,276
Income tax provision (benefit)	$–	$–

For the periods ended December 31, 2011 and December 31, 2010, the expected tax expense (benefit) based on the statutory rate is reconciled with the actual tax expense (benefit) as follows:

	For The Years Ended
	December 31,
	2011	2010
US federal statutory rate	(34.0%)	(34.0%)
State income tax, net of federal benefits	(6.0%)	(6.0%)
Permanent differences
Fines and penalties	0.4%	0.0%
Stock based compensation	3.4%	0.0%
Merger expenses	5.7%	0.0%
Reclassification of derivative liability to equity	5.1%	0.0%
Other	3.5%	0.0%
Change in valuation allowance	21.9%	40.0%

Income tax provision (benefit)	0.0%	0.0%

As of December 31, 2011 and December 31, 2010, the Company’s deferred tax assets consisted of the effects of temporary differences attributable to the following:

	For The Years Ended
	December 31,
	2011	2010
Net operating loss	$6,828,982	$4,748,894
Stock based compensation	788,508	213,072
Fixed assets	5,482	3,751
Intangible assets	82,830	49,894
Debt discount on warrants	–	534,084
Mark-to-market of conversion options	–	429,397
Accrued vacation	60,083	53,700

Total deferred tax assets	7,765,885	6,032,792

Valuation allowance	(7,765,885)	(5,817,754)

Deferred tax asset, net of allowance	–	215,038

Deferred tax liability,
amortization of conversion option	–	(215,038)

Net deferred tax assets (liabilities)	$–	$–

For the years ended December 31, 2011 and December 31, 2010, the Company had approximately $17,072,000 and $11,872,000 of federal and state net operating loss carryovers which begin to expire in 2023. These net operating loss carryovers are subject to limitation under Section 382 of the Internal Revenue Code when there is a greater than 50% ownership change, as determined under the regulations. Based on the Company’s analysis, there was a change of control in June 2009, and we have determined that due to the annual limitation under Section 382, $7,330,420 of net operating losses will expire unused. Therefore, we have reduced the related deferred tax asset for net operating loss carryovers by $2,932,168 in the year ended December 31, 2009.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the future generation of taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and taxing strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the net deferred tax assets for each period, since it is more likely than not that all of the deferred tax assets will not be realized. The increase in the valuation allowance for the years ended December 31, 2011 and 2010 was $1,948,131 and $1,405,276, respectively.